UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2016

The Spectranetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9965 Federal Drive
Colorado Springs, Colorado 80921
(Address of principal executive offices) (Zip Code)

(719) 633-8333
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2016, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of The Spectranetics Corporation (the “Company”) approved the grant of performance stock unit awards (the “2016 PSUs”) to the Company’s named executive officers and certain other employees pursuant to the Company’s 2016 Incentive Award Plan.

The form of award agreement for the 2016 PSUs provides, among other things, that (i) each 2016 PSU that vests represents the right to receive one share of the Company’s common stock; (ii) the 2016 PSUs have an initial performance period of up to four years from the date of grant during which the target number of 2016 PSUs awarded to each recipient may be earned if approval of the Company’s Stellarex products is received from the U.S. Food and Drug Administration (“FDA”); (iii) the 2016 PSUs have a supplemental performance period of six calendar quarters following the calendar quarter in which FDA approval of the Company’s Stellarex products is received, and during which up to an additional 100% of the target number of 2016 PSUs may be earned depending on the degree to which the Company’s Stellarex products achieve specified U.S. market share goals (“Market Share Factor”); (iv) no 2016 PSUs will be earned (and no supplemental performance period will occur) if the Company’s Stellarex products do not receive FDA approval during the initial four year performance period; (v) any 2016 PSUs that are earned are scheduled to vest and be settled in shares of Company common stock at the end of the supplemental six-quarter performance period; (vi) the 2016 PSUs will be subject to accelerated vesting in connection with a change in control of the Company (at 100% of target amount if the change in control occurs during the initial performance period and at 150% of target amount if the change in control occurs during the supplemental performance period) or in connection with a termination of employment by reason of death or disability (at 100% of target amount), each as described in greater detail in the award agreement; and (vii) except as provided above, any unvested 2016 PSUs will be forfeited upon a recipient’s termination of employment with the Company.

On June 17, 2016, the Compensation Committee granted the following target number of 2016 PSUs to the Company’s named executive officers as follows:

Name and Title	Target Number of 2016 PSUs
Scott Drake President and Chief Executive Officer	137,665 PSUs
Stacy McMahan Chief Financial Officer	11,013 PSUs
Shahriar Matin Chief Operating Officer	23,403 PSUs
Donna Ford-Serbu Senior Vice President, Sales and Marketing, Lead Management	11,013 PSUs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPECTRANETICS CORPORATION

Date:	June 23, 2016	By:	/s/ Paul Gardon
Paul Gardon
Senior Vice President, General Counsel and Corporate Secretary

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